UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

FORTRESS VALUE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor
New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FAII.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FAII	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FAII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on February 21, 2021, Fortress Value Acquisition Corp. II, a Delaware corporation (“FAII”), entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), by and among FAII, FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of FAII (“Merger Sub”), and Wilco Holdco, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, with the Company being the surviving corporation (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Business Combination, the Company will become a direct, wholly-owned subsidiary of FAII.

Demand Letters Related to the Business Combination

On March 26, 2021, March 30, 2021, April 15, 2021 and June 2, 2021, FAII received a total of five demand letters from five purported stockholders of FAII (the “Demand Letters”). The Demand Letters generally allege that the preliminary proxy statement on Schedule 14A for the Special Meeting of Stockholders in lieu of the 2021 Annual Meeting of Stockholders to be held on June 15, 2021, at 8:00 a.m., Eastern Time (the “Special Meeting”), filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021 (the “Preliminary Proxy Statement”), as amended by Amendment No. 1 to the Preliminary Proxy Statement, filed with the SEC on May 5, 2021 and/or the definitive proxy statement on Schedule 14A for FAII’s Special Meeting of Stockholders, filed with the SEC on May 14, 2021 (the “Definitive Proxy Statement”) and relating to the transactions contemplated by the Business Combination, omitted material information in violation of Sections 14(a) and 20(a) of the Securities and Exchange Act of 1934, as amended, and certain rules promulgated thereunder, rendering the Preliminary Proxy Statement and/or the Definitive Proxy Statement false and misleading.

FAII has not yet responded to any of these Demand Letters and believes they are without merit. However, in order to moot the purported FAII stockholders’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, FAII has determined to voluntarily supplement the Definitive Proxy Statement with certain supplemental disclosures as described in the following section entitled “Supplemental Disclosures” in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, FAII specifically denies all allegations by the purported FAII stockholders in the Demand Letters that any additional disclosure was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

The disclosure in the section entitled “The Business Combination — Certain Projected Financial Information of the Company” on page 90 of the Definitive Proxy Statement is hereby supplemented by adding the following immediately prior to the first full paragraph on such page:

Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, the Company has not provided a reconciliation of the financial measures included in the financial projections to the relevant GAAP financial measures.

The disclosure in the section entitled “The Business Combination — Background of the Business Combination” on page 93 of the Definitive Proxy Statement is hereby supplemented by amending and restating the second full paragraph on such page as follows:

On August 17, 2020, FAII executed a non-disclosure agreement with a potential acquisition target in the beauty and wellness industry (“Target A”) and began its financial due diligence review of the Target A. The non-disclosure agreement contained customary terms regarding protections of confidentiality, but did not impose conditions of exclusivity or other similarly restrictive provisions. On August 31, 2020, FAII and Target A executed a non-binding letter of intent outlining the terms of a potential transaction and an exclusivity agreement. Following the execution of the non-binding letter of intent and exclusivity agreement, FAII and its representatives conducted further financial, legal, tax, accounting and insurance diligence, and had meetings with the heads of various departments within Target A. In addition to such diligence, FAII also worked with Target A on capital markets presentation of Target A’s business and sought indications of interest from potential PIPE Investors for Target A. On October 5, 2020, after extensive discussions with Target A, the parties decided not to pursue a potential transaction, primarily due to the failure to agree on a valuation for the business in the transaction and then-prevailing capital market conditions.

The disclosure in the section entitled “The Business Combination — Background of the Business Combination” on page 93 of the Definitive Proxy Statement is hereby supplemented by adding the following immediately prior to the third full paragraph on such page:

Between August 17, 2020 and February 1, 2021, FAII executed 33 non-disclosure agreements with target companies in connection with a potential transaction, which did not include customary standstill and “don’t ask don’t waive” provisions.

The disclosure in the section entitled “The Business Combination — Background of the Business Combination” on page 96 of the Definitive Proxy Statement is hereby supplemented by amending and restating the second full paragraph on such page as follows:

Later on January 21, 2021, Weil delivered an initial draft of the Merger Agreement to Skadden, which proposed, among other things, for FAII to designate one member of the post-combination Board. From January 21, 2021 through February 21, 2021, Skadden and Weil negotiated the terms of, and exchanged several drafts of, the definitive agreements for the potential business combination, including the Merger Agreement, the

Sponsor Letter Agreement, the Stockholders Agreement and the A&R RRA. In addition during this same period, representatives of FAII, representatives of the Company, representatives of Advent, Skadden and Weil conducted various telephonic conferences to discuss and resolve the open issues related to the potential business combination.

The disclosure in the section entitled “The Business Combination — Background of the Business Combination” on page 96 of the Definitive Proxy Statement is hereby supplemented by adding the following immediately prior to the sixth full paragraph on such page:

On January 30, 2021, the Company sent a draft of the Merger Agreement to FAII proposing that the post-combination Board consist of eight directors. On February 2, 2021, Weil delivered to Skadden an initial draft of the Stockholders Agreement, which proposed, among other things, that the post-combination Board include seven nominees designated by Advent and one nominee designated by Sponsor with a footnote that noted Mr. McKnight would be the Sponsor designated nominee. On February 3, 2021, Skadden delivered to Weil a revised draft of the Stockholders Agreement, which draft named Mr. McKnight as the Sponsor nominee.

The disclosure in the section entitled “Summary — Quorum and Required Vote for Proposals for the FAII Special Meeting” on page 32 of the Definitive Proxy Statement is hereby supplemented by amending and restating the second full paragraph in such section as follows:

The approval of each of the Business Combination Proposal, the NYSE Issuance Proposal, the Governance Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of majority of the votes cast by holders of the outstanding shares of FAII Common Stock represented virtually or by proxy at the FAII Special Meeting and entitled to vote thereon. If a valid quorum is established, a stockholder’s failure to vote by proxy or virtually at the FAII Special Meeting will have no effect on the outcome of any vote on any of the foregoing proposals. Abstentions will be counted in connection with determination of whether a valid quorum is established, but will have no effect on the vote with respect to such proposals, other than the NYSE Issuance Proposal, for which abstentions have the same effect as a vote “AGAINST” such proposal. Broker non-votes will also have no effect on the vote with respect to such proposals. The Insiders have agreed to vote their Founder Shares and any public shares they may hold in favor of each of the Business Combination Proposal, the NYSE Issuance Proposal, the Governance Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Currently, the Insiders own approximately 20% of the issued and outstanding FAII Common Stock, including all of the outstanding Founder Shares.

Other Disclosures

Because FAII mailed its proxy materials to its stockholders of record as of May 10, 2021, on June 4, 2021, FAII provided the following additional disclosure with respect to its stockholders as of May 24, 2021, the record date for the Special Meeting (the “Record Date”).

As of the Record Date, there were 43,125,000 shares of FAII Common Stock outstanding, of which 34,500,000 are shares of FAII Class A common stock and 8,625,000 are shares of FAII Class F common stock held by FAII insiders.

As of the Record Date, there was approximately $345,017,510 in the Trust Account, which FAII intends to use for the purposes of consummating the Business Combination.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates of financial and performance metrics and market opportunity. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and FAII’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and FAII. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that (a) the approval of the stockholders of FAII is not obtained or (b) legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of FAII’s securities and the attractiveness of the Business Combination to investors; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the concurrent private equity offering in connection with the Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations of FAII or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business

Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FAII, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FAII’s public stockholders; (xiv) the ability of FAII’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FAII’s definitive proxy statement relating to the proposed Business Combination filed with the SEC on May 14, 2021, FAII’s Annual Report on Form 10-K for the year ended December 31, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FAII’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FAII nor the Company presently know or that FAII and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements in this communication reflect the Company’s and FAII’s expectations, plans or forecasts of future events and views as of the date of this communication. FAII and the Company anticipate that subsequent events and developments could cause the Company’s and FAII’s assessments with respect to these forward-looking statements to change. However, while FAII and the Company may elect to update these forward-looking statements at some point in the future, FAII and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FAII’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving FAII and the Company. FAII filed a definitive proxy statement relating to the proposed Business Combination with the SEC on May 14, 2021. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. FAII’s stockholders and other interested persons are advised to read the definitive proxy statement and any other documents filed, in connection with FAII’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials contain important information about FAII, the Company and the proposed Business Combination.

Stockholders of FAII can obtain copies of the proxy statement and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, the documents filed by FAII may be obtained free of charge from FAII at https://www.fortressvalueac2.com/sec-filings or upon written request to FAII at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS VALUE ACQUISITION CORP. II

June 4, 2021	By:	/s/ Andrew A. McKnight
	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer